                                                                   EXHIBIT 23(c)


                        ORGANIZED IN THE COMMONWEALTH OF
                                 MASSACHUSETTS

                             LONGLEAF PARTNERS FUND
                             ======================

                   An Open End Management Investment Company
                        Seeking Long Term Capital Growth

                   A SERIES OF LONGLEAF PARTNERS FUNDS TRUST

                         SHARES OF BENEFICIAL INTEREST

                                                          SEE REVERSE SIDE FOR
                                                         ADDITIONAL PROVISIONS

THIS CERTIFIES that                                is the owner of


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 543069 10 8


   FULLY PAID AND NONASSESSABLE SHARES OF BENEFICIAL INTEREST OF NO PAR VALUE

         Longleaf Partners Fund is a series of Longleaf Partners Funds Trust, which was established as a series Massachusetts Business Trust (hereinafter called the "Trust") under a Declaration of Trust dated November 25, 1986, as amended from time to time.

         This Certificate and the Shares represented hereunder are transferrable on the books of the Trust by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate is issued by the Trustees of Longleaf Partners Fund, a series of Longleaf Partners Funds Trust not individually but as Trustees of its assets, and is not valid unless countersigned by the Transfer Agent.

         Witness the facsimile seal of this Trust and the facsimile signatures of the duly authorized members of the Board of Trustees.

Dated:

                                     [SEAL]

      /s/ O. Mason Hawkins                           /s/ G. Staley Cates
---------------------------------             ---------------------------------
CHAIRMAN OF THE BOARD OF TRUSTEES                          TRUSTEE


                                              ---------------------------------
                                              COUNTERSIGNED: PFPC INC.
                                              4400 COMPUTER DRIVE
                                              WESTBOROUGH, MA 01581

                                              BY
                                              ---------------------------------
                                              AUTHORIZED OFFICER

                        ORGANIZED IN THE COMMONWEALTH OF
                                 MASSACHUSETTS

                        LONGLEAF PARTNERS SMALL-CAP FUND
                        ================================

                   An Open End Management Investment Company
                        Seeking Long Term Capital Growth

                   A SERIES OF LONGLEAF PARTNERS FUNDS TRUST

                         SHARES OF BENEFICIAL INTEREST

                                                          SEE REVERSE SIDE FOR
                                                         ADDITIONAL PROVISIONS

THIS CERTIFIES that                                is the owner of


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 543069 20 7


   FULLY PAID AND NONASSESSABLE SHARES OF BENEFICIAL INTEREST OF NO PAR VALUE

         Longleaf Partners Fund Small-Cap Fund is a series of Longleaf Partners Funds Trust, which was established as a series Massachusetts Business Trust (hereinafter called the "Trust") under a Declaration of Trust dated November 25, 1986, as amended from time to time.

         This Certificate and the Shares represented hereunder are transferrable on the books of the Trust by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate is issued by the Trustees of Longleaf Partners Fund, a series of Longleaf Partners Funds Trust not individually but as Trustees of its assets, and is not valid unless countersigned by the Transfer Agent.

         Witness the facsimile seal of this Trust and the facsimile signatures of the duly authorized members of the Board of Trustees.

Dated:

                                     [SEAL]

      /s/ O. Mason Hawkins                           /s/ G. Staley Cates
---------------------------------             ---------------------------------
CHAIRMAN OF THE BOARD OF TRUSTEES                          TRUSTEE


                                              ---------------------------------
                                              COUNTERSIGNED: PFPC INC.
                                              4400 COMPUTER DRIVE
                                              WESTBOROUGH, MA 01581

                                              BY
                                              ---------------------------------
                                              AUTHORIZED OFFICER

                        ORGANIZED IN THE COMMONWEALTH OF
                                 MASSACHUSETTS

                         LONGLEAF PARTNERS REALTY FUND
                         =============================

                   An Open End Management Investment Company
                        Seeking Long Term Capital Growth

                   A SERIES OF LONGLEAF PARTNERS FUNDS TRUST

                         SHARES OF BENEFICIAL INTEREST

                                                          SEE REVERSE SIDE FOR
                                                         ADDITIONAL PROVISIONS

THIS CERTIFIES that                                is the owner of


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 543069 30 6


   FULLY PAID AND NONASSESSABLE SHARES OF BENEFICIAL INTEREST OF NO PAR VALUE

         Longleaf Partners Realty Fund is a series of Longleaf Partners Funds Trust, which was established as a series Massachusetts Business Trust (hereinafter called the "Trust") under a Declaration of Trust dated November 25, 1986, as amended from time to time.

         This Certificate and the Shares represented hereunder are transferrable on the books of the Trust by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate is issued by the Trustees of Longleaf Partners Fund, a series of Longleaf Partners Funds Trust not individually but as Trustees of its assets, and is not valid unless countersigned by the Transfer Agent.

         Witness the facsimile seal of this Trust and the facsimile signatures of the duly authorized members of the Board of Trustees.

Dated:

                                     [SEAL]

      /s/ O. Mason Hawkins                           /s/ G. Staley Cates
---------------------------------             ---------------------------------
CHAIRMAN OF THE BOARD OF TRUSTEES                          TRUSTEE


                                              ---------------------------------
                                              COUNTERSIGNED: PFPC INC.
                                              4400 COMPUTER DRIVE
                                              WESTBOROUGH, MA 01581

                                              BY
                                              ---------------------------------
                                              AUTHORIZED OFFICER

                        ORGANIZED IN THE COMMONWEALTH OF
                                 MASSACHUSETTS

                      LONGLEAF PARTNERS INTERNATIONAL FUND
                      ====================================

                   An Open End Management Investment Company
                         Seeking Long Term Capital Growth

                   A SERIES OF LONGLEAF PARTNERS FUNDS TRUST

                         SHARES OF BENEFICIAL INTEREST

                                                          SEE REVERSE SIDE FOR
                                                         ADDITIONAL PROVISIONS

THIS CERTIFIES that                                is the owner of


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 543069 40 5


   FULLY PAID AND NONASSESSABLE SHARES OF BENEFICIAL INTEREST OF NO PAR VALUE

         Longleaf Partners International Fund is a series of Longleaf Partners Funds Trust, which was established as a series Massachusetts Business Trust (hereinafter called the "Trust") under a Declaration of Trust dated November 25, 1986, as amended from time to time.

         This Certificate and the Shares represented hereunder are transferrable on the books of the Trust by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate is issued by the Trustees of Longleaf Partners Fund, a series of Longleaf Partners Funds Trust not individually but as Trustees of its assets, and is not valid unless countersigned by the Transfer Agent.

         Witness the facsimile seal of this Trust and the facsimile signatures of the duly authorized members of the Board of Trustees.

Dated:

                                     [SEAL]

      /s/ O. Mason Hawkins                           /s/ G. Staley Cates
---------------------------------             ---------------------------------
CHAIRMAN OF THE BOARD OF TRUSTEES                          TRUSTEE

                                              ---------------------------------
                                              COUNTERSIGNED: PFPC INC.
                                              4400 COMPUTER DRIVE
                                              WESTBOROUGH, MA 01581

                                              BY
                                              ---------------------------------
                                              AUTHORIZED OFFICER

The Trust will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares authorized to be Issued.

                                ----------------

         The following abbreviations, when used in the inscription on the line of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN  - as joint tenants with right of
                   survivorship and not as tenants
                   in common
         UNIF GIFT MIN ACT -           Custodian
                            ----------            ---------
                              (Cust)               (Minor)
                             under Uniform Gifts to Minors
                             Act
                                 --------------------------
                                         (State)

    Additional abbreviations may also be used though not in the above list.

                                ----------------

   For value received,                 hereby sell, assign, and transfer unto
                      ----------------

                      PLEASE INSERT SOCIAL SECURITY OR TAX
                       IDENTIFICATION NUMBER OF ASSIGNEE.

                           ----------------------------

                           ----------------------------


-------------------------------------------------------------------------------
              (PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE)


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-----------------------------------------------------------------------, Shares
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said Shares on the books of the within-named Trust with full power of substitution in the premises.


Dated
      -----------------------



                                            ------------------------------------


                                            ------------------------------------
                                            NOTICE: THE SIGNATURES TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME(S) AS WRITTEN UPON THE FACE OF
                                            THE CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER AND MUST BE
                                            MEDALLION GUARANTEED BY AN
                                            INSTITUTION THAT IS AN EMERALD
                                            GUARANTOR UNDER A SIGNATURE
                                            MEDALLION GUARANTEE PROGRAM.


                             ADDITIONAL PROVISIONS

         THE HOLDER AND EVERY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE OR OF THE SHARES REPRESENTED HEREBY OR OF ANY INTEREST THEREIN ACCEPTS AND AGREES TO BE BOUND BY THE PROVISIONS OF THE DECLARATION OF TRUST AND ALL AMENDMENTS THERETO, ALL OF WHICH ARE FILED WITH THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS AND RECORDED IN THE OFFICE OF THE CITY CLERK, CITY OF BOSTON, SUFFOLK COUNTY, COMMONWEALTH OF MASSACHUSETTS, AND SUCH BY-LAWS OF THE TRUST AS MAY BE FROM TIME TO TIME ADOPTED BY THE TRUSTEES (COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE TRANSFER AGENT OF THE TRUST) ALL OF WHICH PROVISIONS ARE HEREBY INCORPORATED BY REFERENCE AS FULLY AS IF SET FORTH HEREIN IN THEIR ENTIRETY. THE DECLARATION OF TRUST PROVIDES THAT THE TRUST DOCUMENT AND THE NAMES "LONGLEAF PARTNERS FUND" AND "LONGLEAF PARTNERS FUNDS TRUST" REFER TO THE TRUSTEES NOT PERSONALLY BUT AS SUCH TRUSTEES AND NO TRUSTEE, SHAREHOLDER, OFFICER, OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, NOR SHALL RESORT BE HAD TO PRIVATE PROPERTY OF ANY TRUSTEE, SHAREHOLDER, OFFICER, OR EMPLOYEE OF THE TRUST FOR THE SATISFACTION OF ANY OBLIGATION OR CLAIM IN CONNECTION WITH THIS CERTIFICATE OR THE SHARES OF BENEFICIAL INTEREST IN THE TRUST ESTATE REPRESENTED HEREBY.